                                 Exhibit 10.1

-------------------------------------------------------------------------------------------------------------------------------
HEADLANDS                                          STATEMENT TO NOTEHOLDERS
MORTGAGE
===============================================================================================================================
Revolving Home Equity Loan   LIBOR:                                  4.92625%  Current Collection Period:   4-1-99 thru 4-30-99
Asset-Backed Notes           Margin:                                 0.65000%  P&S Agreement Date:                     12/01/98
Series 1998-2                Class A-1 Note Rate:                    5.57625%  Original Closing Date:                  12/29/98
                             Class A-2 Note Rate:                    6.51000%  Distribution Date:                      05/17/99
                             Class A-3 Note Rate:                    6.67000%  Record Date:                            05/16/99
                             Interest Period 3/15/99 thru 4/14/99:      32     Pool Factor:                          90.6166504%

===============================================================================================================================


 BALANCES
              Beginning HELOC Pool Balance                                                                       126,622,504.98
              Beginning Second Lien Pool Balance                                                                  75,708,820.20
              Beginning HLTV Pool Balance                                                                         45,968,737.50

              Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                123,363,116.72
              Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                 72,510,743.74
              Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                 41,848,347.50

              Ending HELOC Pool Balance                                                                          124,692,904.44
              Ending Second Lien Pool Balance                                                                     73,861,899.34
              Ending HLTV Pool Balance                                                                            45,323,047.09

              Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                   120,939,426.29
              Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                    70,427,945.07
              Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                    41,008,796.28

              Additional Balances  Class A-1                                                                       3,692,899.53

              Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                            0
              Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                         0.00
              Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                             0
              Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                          0.00
              Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                    0
              Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                  0.00
              Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                               0
              Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                            0.00
              Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                     0
              Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                   0.00
              Cumulative Number of ALL Subsequent Mortgage Loans                                                           1830
              Cumulative Subsequent Mortgage Loan Asset Balance                                                   64,876,717.43


              Beginning Loan Count                                                                                        6,807
              Ending Loan Count                                                                                           6,675

COLLECTION AMOUNTS Class A-1
           Aggregate of All Mortgage Collections                                                         6,748,885.64
           Total Mortgage Interest Collections                                                           1,179,144.95
           Servicing Fees (current collection period)                                                      (52,759.38)
             Mortgage Principal Collections                                                              5,622,500.07
             Pre-Funded Balance                                                                                  0.00
                                                                                                                 0.00
           Total Mortgage Principal Collections                                                          5,622,500.07

COLLECTION AMOUNTS Class A-2
           Aggregate of All Mortgage Collections                                                         2,490,222.51
           Total Mortgage Interest Collections                                                             674,846.99
           Servicing Fees (current collection period)                                                      (31,545.34)
             Mortgage Principal Collections                                                              1,846,920.86
             Pre-Funded Balance                                                                                  0.00
                                                                                                                 0.00
           Total Mortgage Principal Collections                                                          1,846,920.86

COLLECTION AMOUNTS Class A-3
           Aggregate of All Mortgage Collections                                                         1,111,540.75
           Total Mortgage Interest Collections                                                             510,003.98
           Servicing Fees (current collection period)                                                      (19,153.64)
             Mortgage Principal Collections                                                                620,690.41
             Pre-Funded Balance                                                                                  0.00

           Total Mortgage Principal Collections                                                            620,690.41

TOTAL COLLECTION AMOUNT
           Aggregate of All Mortgage Collections                                                        10,454,107.26
           Total Mortgage Interest Collections                                                           2,363,995.92
             Mortgage Principal Collections                                                              8,090,111.34
             Pre-Funded Balance                                                                                  0.00

           Total Mortgage Principal Collections                                                          8,090,111.34


DISTRIBUTION AMOUNTS Class A-1
           Class A-1 Note  Interest                                                                        611,469.85
           Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                             0.00
           Class A-1 Note  Reserve Fund Amount                                                                   0.00

           Maximum Principal Payment                                                                     1,929,600.54
           Scheduled Principal Collection                                                                        0.00
           Accelerated Principal Distribution Amount                                                       494,089.89
           HELOC Overcollateralization Deficit                                                                   0.00
           Total Certificateholders Distribution Allocable to Principal                                  2,423,690.43

DISTRIBUTION AMOUNTS CLASS A-2
     Class A-2 Note    Interest                                                           393,370.78
     Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                0.00
     Class A-2 Note    Reserve Fund Amount                                                      0.00

     Maximum Principal Payment                                                          1,846,920.86
     Scheduled Principal Collection                                                             0.00
     Accelerated Principal Distribution Amount                                            235,877.81
     HELOC Overcollateralization Deficit                                                        0.00
     Total Certificateholders Distribution Allocable to Principal                       2,082,798.67

DISTRIBUTION AMOUNTS CLASS A-3
     Class A-3 Note    Interest                                                           232,607.06
     Class A-3 Note    Unpaid Interest Shortfall (current cycle)                                0.00
     Class A-3 Note    Reserve Fund Amount                                                      0.00

     Maximum Principal Payment                                                            620,690.41
     Scheduled Principal Collection Payment                                                     0.00
     Accelerated Principal Distribution Amount                                            218,860.81
     HLTV Lien Overcollateralization Deficit                                                    0.00
     Total Certificateholders Distribution Allocable to Principal                         839,551.22

TOTAL DISTRIBUTION AMOUNT
     Class A Note Interest
     Class A Note Unpaid Interest Shortfall (current cycle)                                     0.00
     Class A Note Reserve Fund Amount                                                           0.00
     Maximum Principal Payment                                                          4,397,211.81
     Scheduled Principal Collection Payment                                                     0.00
     Accelerated Principal Distribution Amount                                            948,828.51
     Overcollateralization Deficit                                                              0.00
     Total Certificateholders Distribution Allocable to Principal                       5,346,040.32


LOSSES/RETRANSFERS

     Unpaid Class A-1 Note    Interest Shortfall Due (From Previous
       Distributions)                                                                           0.00
     Unpaid Class A-2 Note    Interest Shortfall Due (From Previous
       Distributions)                                                                           0.00
     Unpaid Class A-3 Note    Interest Shortfall Due (From Previous
       Distributions)                                                                           0.00
     Interest Earned on Shortfall @ applicable
       Certificate Rate                                                                         0.00
     Investor Loss Reduction Amount (From Previous
       Distributions)                                                                           0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
     Total Class A-1 Note Distribution Amount Allocable To Interest                      4.5611465
     Interest Distribution Amount                                                        4.5611465
     Unpaid Note Interest Shortfall Included in Current Distribution                     0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution
      (Carryover)                                                                        0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                    18.0790714
     Maximum Principal Payment                                                          14.3934990
     Scheduled Principal Collections Payment                                             0.0000000
     Accelerated Principal Distribution Amount                                           3.6855723

Class A-2
     Total Class A-2 Note Distribution Amount Allocable To Interest                      5.0050260
     Interest Distribution Amount                                                        5.0050260
     Unpaid Note Interest Shortfall Included in Current Distribution                     0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution
      (Carryover)                                                                        0.0000000

     Total Class A-2 Note Distribution Amount Allocable to Principal                    26.5003450
     Maximum Principal Payment                                                          23.4991700
     Scheduled Principal Collections Payment                                             0.0000000
     Accelerated Principal Distribution Amount                                           3.0011750


Class A-3
     Total Class A-3 Note Distribution Amount Allocable to Interest                      5.2856037
     Interest Distribution Amount                                                        5.2856037
     Unpaid Note Interest Shortfall Included in Current Distribution                     0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution
      (Carryover)                                                                        0.0000000


     Total Class A-3 Note Distribution Amount Allocable To Principal                    19.0773870
     Maximum Principal Payment                                                          14.1041439
     Scheduled Principal Collections Payment                                             0.0000000
     Accelerated Principal Distribution Amount                                           4.9732432


     Reimbursed Investor Loss Reduction Amounts Included in Current Distribution         0.0000000
     Investor Loss Reduction Amounts after Current Distribution (carryover)              0.0000000

     Total Interest Amount Distributed to Class A Certificateholder                     14.8517761
     Total Principal Amount Distributed to Class A Certificateholder                    63.6568034

     Credit Enhancement Draw Amount                                                              0

  DELINQUENCIES/FORECLOSURES

  CLASS A-1
                 Number of Mortgages 30 to 59 Days Delinquent                                                           38
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                           1,683,189.13
                 Number of Mortgages 60 to 89 Days Delinquent                                                            1
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                              49,317.38
                 Number of Mortgages 90 to 179 or more Days Delinquent                                                   0
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                          0.00
                 Number of Mortgages 180 or more Days Delinquent                                                         1
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                             3418.49
                 Number of Mortgage Loans in Foreclosure                                                                 2
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  100,000.00

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                            0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                                0.00

  CLASS A-2

                 Number of Mortgages 30 to 59 Days Delinquent                                                           17
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                             560,203.18
                 Number of Mortgages 60 to 89 Days Delinquent                                                            2
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                              83,697.06
                 Number of Mortgages 90 to 179 or more Days Delinquent                                                   1
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                     34,456.19
                 Number of Mortgages 180 or more Days Delinquent                                                         1
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                            40000.00
                 Number of Mortgage Loans in Foreclosure                                                                 3
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  175,647.14

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                            0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                                0.00

  CLASS A-3
                 Number of Mortgages 30 to 59 Days Delinquent                                                           26
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                             968,602.99
                 Number of Mortgages 60 to 89 Days Delinquent                                                            4
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                             141,311.29
                 Number of Mortgages 90 to 179 or more Days Delinquent                                                   2
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                     47,059.39
                 Number of Mortgages 180 or more Days Delinquent                                                         1
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                           34,882.73
                 Number of Mortgage Loans in Foreclosure                                                                 7
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  290,054.13

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                            0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                                0.00

TOTAL DELINQUENCIES/FORECLOSURES
                 Number of Mortgages 30 to 59 Days Delinquent                                                                 81
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                 3,211,995.30
                 Number of Mortgages 60 to 89 Days Delinquent                                                                  7
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                   274,325.73
                 Number of Mortgages 90 to 179 or more Days Delinquent                                                         3
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                           81,515.58
                 Number of Mortgages 180 or more Days Delinquent                                                               3
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                 78,301.22
                 Number of Mortgage Loans in Foreclosure                                                                      12
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                                        565,701.27

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                  0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                                      0.00
  ==============================================================================================================================


                 Class A-1 Note Rate For Next Distribution   LIBOR                                     4.90250%          5.55250%

  PRE-FUNDED ACCOUNT ACTIVITY

                 Beginning Balance Pre Funding Account                                                                      0.00
                 Remaining Amount for Distribution to Classes                                                               0.00
                 Withdrawal for Subsequent Loan Purchase:                                                                   0.00
                 Ending Balance Pre Funding Account                                                                         0.00
                 Pre-Funding Period:From Closing Date thru the 2/15/99


  RESERVE FUND ACTIVITY

                 Class A-1 Reserve Fund  Beginning Balance                                                                  0.00
                 Class A-1 Reserve Fund  Deposit/Withdrawal                                                                 0.00
                 Class A-1 Reserve Fund  Ending Balance                                                                     0.00

                 Class A-2 Reserve Fund  Beginning Balance                                                                  0.00
                 Class A-2 Reserve Fund  Deposit/Withdrawal                                                                 0.00
                 Class A-2 Reserve Fund  Ending Balance                                                                     0.00

                 Class A-3 Reserve Fund  Beginning Balance                                                                  0.00
                 Class A-3 Reserve Fund  Deposit/Withdrawal                                                                 0.00
                 Class A-3 Reserve Fund  Ending Balance                                                                     0.00

---------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                               SERVICING CERTIFICATE
===========================================================================================================================
Revolving Home Equity Loan               Libor:                        4.92625%  Current Collection Period:     4-1-99 Thru
                                                                                                                    4-30-99
ASSET-BACKED NOTES                       Margin:                       0.65000%  P&S Agreement Date:                12/1/98
Series 1998-2                            Class A-1  Note Rate:         5.57625%  Original Closing Date:            12/29/98
                                         Class A-2  Note Rate:         6.51000%  Distribution Date:                 5/17/99
                                         Class A-3  Note Rate:         6.67000%  Record Date:                      05/16/99
                                         Interest Period  4/15/99           32   Pool Factor:                    90.5373300%
                                         thru 5/16/99:
                                         Servicing Fee Rate:           0.50000%  Initial Class A-1 O/C Amt:    2,041,531.37
                                         Class A-1 Premium Fee Rate:   0.19000%  Initial Class A-2 O/C Amt:    2,430,777.93
                                         Class A-2 Premium Fee Rate:   0.22000%  Initial Class A-3 O/C Amt:    3,312,404.71
                                         Class A-3 Premium Fee Rate:   0.40000%  Class A-1 O/C Amt as of       3,753,478.15
                                                                                 Pmt Date:
                                         Trustee Fee:                  0.00750%  Class A-2 O/C Amt as of       3,433,954.27
                                                                                 Pmt Date:
                                         Class A-1 Weighted Avg       11.09072%  Class A-3 O/C Amt as of       4,314,250.81
                                         Loan Rate:                              Pmt Date:
                                         Class A-2 Weighted Avg       11.12288%  Class A-1 WAM:                         285
                                         Loan Rate:
                                         Class A-3 Weighted Avg       13.44761%  Class A-2 WAM:                         174
                                         Loan Rate:
                                         Total Manaagement Fee        1,000.00   Class A-3 WAM:                         254
                                         ==================================================================================

BALANCES
                              Beginning HELOC Pool Balance                                                   126,622,504.98
                              Beginning Second Lien Pool Balance                                              75,708,820.20
                              Beginning HLTV Pool Balance                                                     45,968,737.50

                              Beginning Class A-1 Note Balance -- CUSIP                                      123,363,116.72
                              422093AG9
                              Beginning Class A-2 Note Balance -- CUSIP                                       72,510,743.74
                              422093AH7
                              Beginning Class A-3 Note Balance --                                             41,848,347.50
                              CUSIP  422093AJ3
                              Overcollateralization Amount                                                     3,741,969.71
                              Overcollateralization Loan Amount                                                        0.00

                              Ending HELOC Pool Balance                                                      124,692,904.44
                              Ending Second Lien Pool Balance                                                 73,861,899.34
                              Ending HLTV Pool Balance                                                        45,323,047.09

                              Ending Class A-1 Note Balance --                                               120,939,426.29
                              CUSIP  422093AG9
                              Ending Class A-2 Note Balance --                                                70,427,945.07
                              CUSIP  422093AH7
                              Ending Class A-3 Note Balance --                                                41,008,796.28
                              CUSIP  422093AJ3

                              Additional Balances  Class A-1                                                   3,692,899.53

                              Number of all Retransferred Mortgage Loans (Current Retransfer Date)                        0
                              Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                     0.00
                              Cumulative Number of all Retransferred Mortgage Loans (From Previous                        0
                              Distributions)
                              Cumulative Retransferred Mortgage Loan Trust Balances (From Previous                     0.00
                              Distributions)
                              Number of all Subsequent HELOC Mortgage Loans                                               0
                              (Current Date)
                              Subsequent HELOC Mortgage Loan Asset Balance                                             0.00
                              (Current Date)
                              Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                           0
                              Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                        0.00
                              Number of all Subsequent HLTV Mortgage Loans                                                0
                              (Current Date)
                              Subsequent HLTV Mortgage Loan Asset Balance                                              0.00
                              (Current Date)
                              Cumulative Number of ALL Subsequent                                                      1830
                              Mortgage Loans
                              Cumulative Subsequent Mortgage Loan                                             64,876,717.43
                              Asset Balance


                              Beginning Loan Count                                                                    6,807
                              Ending Loan Count                                                                       6,675

COLLECTION AMOUNTS Class A-1
              1  Aggregate of All Mortgage Collections                                                              6,801,645.02
                 (Gross)
              2  Total Mortgage Interest Collections                                                                1,179,144.95
                 (Gross)
                 Servicing Fees (current collection period)                                                            52,759.38
                 Deferred Interest Transfer  (DI)                                                                           0.00
3a                  Mortgage Principal Collections                                                                  5,622,500.07
3b                  Pre-Funded Balance                                                                                      0.00
3c                  Net Liquidation Proceeds                                                                                0.00
              3  Total Mortgage Principal Collections                                                               5,622,500.07
                 Aggregate of Transfer Deposits                                                                             0.00
                 Investor Loss Amount                                                                                       0.00
                 Aggregate Investor Loss Reduction Amount                                                                   0.00


COLLECTION AMOUNTS Class A-2
              1  Aggregate of All Mortgage Collections                                                              2,521,767.85
                 (Gross)
              2  Total Mortgage Interest Collections                                                                  674,846.99
                 (Gross)
                 Servicing Fees (current collection period)                                                            31,545.34
                 Deferred Interest Transfer  (DI)                                                                           0.00
3a                  Mortgage Principal Collections                                                                  1,846,920.86
3b                  Pre-Funded Balance                                                                                      0.00
3c                  Net Liquidation Proceeds                                                                                0.00
              3  Total Mortgage Principal Collections                                                               1,846,920.86
                 Aggregate of Transfer Deposits                                                                             0.00
                 Investor Loss Amount                                                                                       0.00
                 Aggregate Investor Loss Reduction Amount                                                                   0.00


COLLECTION AMOUNTS CLASS A-3
              1  Aggregate of All Mortgage Collections                                                              1,130,694.39
                 (Gross)
              2  Total Mortgage Interest Collections                                                                  510,003.98
                 (Gross)
                 Servicing Fees (current collection period)                                                            19,153.64
                 Deferred Interest Transfer  (DI)                                                                           0.00
3a                  Mortgage Principal Collections                                                                    620,690.41
3b                  Pre-Funded Balance                                                                                      0.00
3c                  Net Liquidation Proceeds                                                                                0.00
              3  Total Mortgage Principal Collections                                                                 620,690.41
                 Aggregate of Transfer Deposits                                                                             0.00
                 Investor Loss Amount                                                                                  25,000.00
                 Aggregate Investor Loss Reduction Amount                                                              25,000.00


TOTAL COLLECTION AMOUNT
              1  Aggregate of All Mortgage Collections                                                             10,454,107.26
                 (Gross)
              2  Total Mortgage Interest Collections                                                                2,363,995.92
                 (Gross)
                 Servicing Fees (current collection period)                                                           103,458.36
                 Deferred Interest Transfer  (DI)                                                                           0.00
3a                  Mortgage Principal Collections                                                                  8,090,111.34
3b                  Insurance Proceeds                                                                                      0.00
3c                  Net Liquidation Proceeds                                                                                0.00
              3  Total Mortgage Principal Collections                                                               8,090,111.34
                 Aggregate of Transfer Deposits                                                                             0.00
                 Investor Loss Amount                                                                                  25,000.00
                 Aggregate Investor Loss Reduction Amount                                                              25,000.00


                 Class A-1 Net Interest Collection                                                                  1,126,385.57
                 Class A-2 Net Interest Collection                                                                    643,301.65
                 Class A-3 Net Interest Collection                                                                    490,850.34

DISTRIBUTION AMOUNTS CLASS A-1
           Class A-1 Note   Interest 8.5(dxiv)                                                                811,469.85
           Class A-1 Note   Unpaid Interest Shortfall (current cycle)                                               0.00
           Class A-1 Note   Reserve Fund Amount                                                                     0.00
           Investor losss Amount                                                                                    0.00
           Previous Investor Loss Amount                                                                            0.00
           Monthly Credit Enhancer Premium 8.5(d)(ii)                                                          19,532.48
           Credit Enhancer Reimbursement                                                                            0.00
           Acclerated Principal Distribution Amount                                                           494,089.88
           Spread Account Deposit                                                                                   0.00
           Indenture Trustee Fee 8.6(d)(i)                                                                        771.02
           Management Fee 8.6(d)(iii)                                                                             522.32
           Payment to Servicer                                                                                      0.00
           Deferred Interest                                                                                        0.00
           Remaining Amount to Transferor                                                                           0.00
           Total Certificateholders Distribution Allocate to Interest                                       1,125,365.57

           Maximum Principal Payment                                                                        1,929,800.54
           Scheduled Principal Collection Payment((x) the excess of Max Prin Pymt
           (y) the HELOC Pool O/c Reddin Amt) 8.8(d)(v)                                                             0.00
           Accelerated Principal Distribution Amount                                                          484,089.89
           HELOC Overcollateralization Deficit 8.6(d)(vi)                                                           0.00
           Total Certificateholders Distribution Allocable to Principal                                     2,429,690.42


  DISTRIBUTION AMOUNTS CLASS A-2
           Class A-2 Note   Interest 8.6(d)(iv)                                                               383,370.78
           Class A-2 Note   Unpaid Interest Shortfall (current cycle)                                               0.00
           Class A-2 Note   Reserve Fund Amount                                                                     0.00
           Investor Loss Amount                                                                                     0.00
           Previous Investor Loss Amount                                                                            0.00
           Monthly Credit Enhancer Premium 8.6(d)(ii)                                                          13,293.64
           Credit Enhancer Reimbursement                                                                            0.00
           Acclerated Principal Distribution Amount                                                           235,877.81
           Spread Account Deposit                                                                                   0.00
           Indenture Trustee Fee 8.6(d)(i)                                                                        453.19
           Management Fee 8.6(d)(iii)                                                                             306.22
           Payment to Servicer                                                                                      0.00
           Deferred Interest                                                                                        0.00
           Remaining Amount to Transferor                                                                           0.00
           Total Certificateholders Distribution Allocate to Interest                                         643,301.64

           Maximum Principal Payment                                                                        1,846,920.86
           Scheduled Principal Collection Payment ((x) the excess of Max Prin
           Pymt (y) the Second Pool O/C Redotin Amt) 8.6(d)(vi)                                                     0.00
           Accelerated Principal Distribution Amount                                                          235,877.81
           Second Lien Overcollateralization Deficit 8.6(d)(vi)                                                     0.00
           Total Certificateholders Distribution Allocable to Principal                                     2,082,798.67


  DISTRIBUTION AMOUNTS CLASS A-3
           Class A-3 Note   Interest 6.5(d)(iv)                                                               232,607.06
           Class A-3 Note   Unpaid Interest Shortfall (current cycle) 5.0(i)                                        0.00
           Class A-3 Note   Reserve Fund Amount                                                                     0.00
           Investor Loss Amount 5.0(iii)                                                                       25,000.00
           Previous Investor Loss Amount 5.01(iv)                                                                   0.00
           Monthly Credit Enhancer Premium 8.6(d)(ii)                                                          13,949.45

           Credit Enhancer Reimbursement 5.01(vi)                                                                   0.00
           Acclerated Principal Distribution Amount 5.01(vii)                                                 218,880.81
           Spread Account Deposit 5.01(vii)                                                                         0.00
           Indenture Trustee Fee 8.6(d)(i)                                                                        261.55
           Management Fee 8.6(d)(iii)                                                                             171.46
           Payment to Servicer per Section 7.03 5.01(x)                                                             0.00
           Deferred Interest 5.01(xi)                                                                               0.00
           Remaining Amount to Transferor 5.01(xii)                                                                 0.00
           Total Certificateholders Distribution Allocate to Interest                                         490,560.34

           Maximum Principal Payment                                                                          620,690.41
           Scheduled Principal Collection Payment((x)the excess of Max Prin Pymt (y) the HLTV Pool
           O/C Redetin Amt) 6.6(d)(v)                                                                               0.00
           Accelerated  Principal Distribution Amount                                                         218,860.81
           HLTV Lien  Overcollateralization Deficit                                                                 0.00
           Total Certificateholders Distribution Allocable to Principal                                       839,551.22


TOTAL DISTRIBUTION AMOUNT
           Class A Note   Interest 8.6(d)(iv)                                                               1,237,447.70
           Class A Note   Unpaid  Interest Shortfall (current cycle) 5.01(i)                                        0.00
           Class A Note   Reserve Fund Amount                                                                       0.00
           Investor Loss Amount 5.0(iii)                                                                       25,000.00
           Previous Investor Loss Amount 5.01(iv)                                                                   0.00
           Monthly Credit Enhancer Premium 8.6(d)(ii)                                                          46,775.58
           Credit Enhancer Reimbursement 5.01(vi)                                                                   0.00
           Acclerated Principal Distribution Amount 5.01(vii)                                                 948,828.51
           Spread Account Deposit 5.01(vii)                                                                         0.00
           Indenture Trustee Fee 8.6(d)(i)                                                                      1,485.76
           Management Fee 8.6(d)(iii)                                                                           1,000.00
           Payment to Servicer per Section 7.03 5.01(x)                                                             0.00
           Deferred Interest 5.01(xi)                                                                               0.00
           Remaining Amount to Transferor 5.01(xii)                                                                 0.00
           Total Certificateholders Distribution Allocate to Interest                                       2,260,537.38

           Maximum Principal Payment                                                                        4,397,211.81
           Scheduled Principal Collection Payment ((x) the excess of Max Prin Pymt (y) the
           Pool O/C Redctin Amt) 8.6(d)(v)                                                                          0.00
           Accelerated Principal Distribution Amount                                                          948,828.51
           Overcollateralization Deficit 8.6(d)(vi)                                                                 0.00
           Total Certificateholders Distribution Allocable to Principal                                     5,346,040.32



  LOSSES/RETRANSFERS
           Unpaid Class A-1 Note   Interest Shortfall Due (From Previous Distributions)                             0.00
           Unpaid Class A-2 Note   Interest Shortfall Due (From Previous Distributions)                             0.00
           Unpaid Class A-3 Note   Interest Shortfall Due (From Previous Distributions)                             0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                                  0
           Investor Loss Reduction Amount (From Previous Distributions)                                                0

  DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
  CLASS A-1

           Total Class A-1 Note Distribution Amount Allocable To Interest                                      4.5611465
           Interest Distribution Amount                                                                        4.5611465
           Unpaid Note Interest Shortfall Included in Current Distribution                                     0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                     0.0000000

           Total Class A-1 Note Distribution Amount Allocable To Principal                                    18.0790714
           Maximum  Principal Payment                                                                         14.3934990
           Scheduled Principal Collections Payment                                                             0.0000000
           Accelerated  Principal Distribution Amount                                                          3.6855723

CLass A-2
                 Total Class A-2 Note Distribution Amount Allocable To Interest                     5.0050260
                 Interest Distribution Amount                                                       5.0050260
                 Unpaid Note Interest Shortfall Included in Current Distribution                    0.0000000
                 Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)    0.0000000

                 Total Class A-2 Note Distribution Amount Allocable To Principal                   26.5003450
                 Maximum Principal Payment                                                         23.4991700
                 Scheduled Principal Collections Payment                                            0.0000000
                 Accelerated Principal Distribution Amount                                          3.0011750


Class A-3
                 Total Class A-3 Note Distribution Amount Allocable To Interest                     5.2856037
                 Interest Distribution Amount                                                       5.2856037
                 Unpaid Note Interest Shortfall Included in Current Distribution                    0.0000000
                 Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)    0.0000000

                 Total Class A-3 Note Distribution Amount Allocable To Principal                   19.0773870
                 Maximum Principal Payment                                                         14.1041439
                 Scheduled Principal Collections Payment                                            0.0000000
                 Accelerated Principal Distribution Amount                                          4.9732432


                 Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                0
                 Investor Loss Reduction Amounts after Current Distribution (carryover)             0.0000000

                 Total Interest Amount Distributed To Class A Certificateholder                    14.8517761
                 Total Principal Amount Distributed To Class A Certificateholder                   63.6568034

                 Credit Enhancement Draw Amount                                                             0

DELINQUENCIES/FORECLOSURES

Class A-1
                 Number of Mortgages 30 to 59 Days Delinquent                                              38
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent              1,683,189.13
                 Number of Mortgages 60 to 89 Days Delinquent                                               1
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                 49,317.38
                 Number of Mortgages 90 to 179 or more Days Delinquent                                      0
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent             0.00
                 Number of Mortgages 180 or more Days Delinquent                                            1
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent               3,418.49
                 Number of Mortgage Loans in Foreclosure                                                    2
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                     100,000.00

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed               0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

Class A-2
                 Number of Mortgages 30 to 59 Days Delinquent                                              17
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                560,203.18
                 Number of Mortgages 60 to 89 Days Delinquent                                               2
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                 83,697.06
                 Number of Mortgages 90 to 179 or more Days Delinquent                                      1
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent        34,456.19
                 Number of Mortgages 180 or more Days Delinquent                                            1
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent              40,000.00

                 Number of Mortgage Loans in Foreclosure                                                    3
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                     175,647.14

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed               0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

Class A-3
                 Number of Mortgages 30 to 59 Days Delinquent                                              26
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                968,602.99
                 Number of Mortgages 60 to 89 Days Delinquent                                               4
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                141,311.29
                 Number of Mortgages 90 to 179 or more Days Delinquent                                      2
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent        47,059.39
                 Number of Mortgages 180 or more Days Delinquent                                            1
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent              34,882.73
                 Number of Mortgage Loans in Foreclosure                                                    7
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                     290,054.13

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed               0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

TOTAL DELINQUENCIES/FORECLOSURES

                 Number of Mortgages 30 to 59 Days                                                         81
                 Delinquent
                 Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent              3,211,995.30
                 Number of Mortgages 60 to 89 Days                                                          7
                 Delinquent
                 Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                274,325.73
                 Number of Mortgages 90 to 179 or more Days Delinquent                                      3
                 Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent        81,515.58
                 Number of Mortgages 180 or more Days                                                       3
                 Delinquent
                 Aggregate Principal Balances of Mortgages 180 or more Days Delinquent              78,301.22
                 Number of Mortgage Loans in Foreclosure                                                   12
                 Aggregate Principal Balances of Mortgage Loans in Foreclosure                     565,701.27

                 Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed               0.00
                 Aggregate Trust Balances of any Liquidated Loans in the Current Month                   0.00

PRE-FUNDED ACCOUNT ACTIVITY

                 Beginning Balance Pre Funding Account                                                   0.00
                 Remaining Amount for Distribution to Classes                                            0.00
                 Withdrawal for Subsequent Loan Purchase:                                                0.00
                 Ending Balance Pre Funding Account                                                      0.00
                 Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

                 Class A-1 Reserve Fund  Beginning Balance                                               0.00
                 Class A-1 Reserve Fund  Deposit/Withdrawal                                              0.00
                 Class A-1 Reserve Fund  Ending Balance                                                  0.00

                 Class A-2 Reserve Fund  Beginning Balance                                               0.00
                 Class A-2 Reserve Fund  Deposit/Withdrawal                                              0.00
                 Class A-2 Reserve Fund  Ending Balance                                                  0.00

                 Class A-3 Reserve Fund  Beginning Balance                                               0.00
                 Class A-3 Reserve Fund  Deposit/Withdrawal                                              0.00
                 Class A-3 Reserve Fund  Ending Balance                                                  0.00

     OFFICER'S CERTIFICATE
     All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

     The Attached Servicing Certificate is true and correct in all material respects.

     ----------------------------------------------------------------------

     A Servicing Officer   Dennis Tussey